UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual Repor t

Western Asset

Global

High Yield

Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global High Yield Bond Fund

Fund objective

The Fund seeks to maximize total return, consistent with the preservation of capital.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset Global High Yield Bond Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Yield Bond Fund for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective September 1, 2012, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, S. Kenneth Leech, Michael C. Buchanan, Paul Shuttleworth, Timothy J. Settel, Walter E. Kilcullen, Ian R. Edmonds and Christopher Orndorff. Messrs. Walsh, Leech and Buchanan have been responsible for the day-to-day management of the Fund since 2006. Messrs. Shuttleworth, Settel, Kilcullen, Edmonds and Orndorff have been responsible for the day-to-day management of the Fund since September 2012. Messrs. Walsh, Leech, Buchanan, Settel, Kilcullen and Edmonds have been employed by Western Asset Management Company (“Western Asset”) as investment professionals for at least the past five years. Messrs. Shuttleworth and Orndorff have been employed by Western Asset as investment professionals since 2012 and 2010, respectively. Prior to joining Western Asset, Mr. Shuttleworth was Managing Director, Head of Sterling Fixed Income at BlackRock, Inc. from 2006 to 2011 and Mr. Orndorff was Managing Principal and Executive Committee Member at Payden & Rygel for over 19 years. These individuals work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish

Western Asset Global High Yield Bond Fund	III

this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2013

IV	Western Asset Global High Yield Bond Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

Growth generally moderated overseas and, in some cases, fell back into a recession. But in its January 2013 World Economic Outlook Update, after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global growth is projected to increase during 2013, as the factors underlying soft global activity are expected to subside. However, this upturn is projected to be more gradual than in the October 2012 World Economic Outlook projections.” The IMF projects that global growth will increase from 3.2% in 2012 to 3.5% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.2% in the Eurozone. Growth in emerging market countries is expected to remain

Western Asset Global High Yield Bond Fund	V

higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.5% in 2013. In particular, China’s economy is expected to grow 8.2% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.5% in 2012 to 5.9% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.50% to 1.25% in November 2011 and to 1.00% the following month. In July 2012, the ECB cut rates from 1.00% to 0.75%, a record low. In September the ECB introduced its Outright Monetary Transactions program (“OMT”). With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VI	Western Asset Global High Yield Bond Fund

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Global High Yield Bond Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with the preservation of capital. The Fund invests primarily in high-yield fixed-income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the Fund invests at least 80% of its assets in high-yield bonds. High-yield bonds are rated below investment grade (that is, securities rated below Baa/BBB) or, if unrated, securities we determine to be comparable credit quality. Under normal circumstances, the Fund will be invested in at least three countries, one of which may be the U.S. The Fund may invest without limit in foreign securities denominated in U.S. dollars or foreign currencies and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers. The Fund may invest in securities of any maturity or durationi.

Instead of investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and outperformed equal-duration Treasuries over the twelve months ended December 31, 2012. To a great extent, demand for the spread sectors was robust during the first two months of the reporting period. This was due to several factors, including signs that the U.S. economy was gathering momentum and some progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to flights to quality during portions of March, April and May 2012. The spread sectors then generally rallied over the last seven months of the period as investor sentiment was largely positive.

Short-term U.S. Treasury yields fluctuated in 2012, but ended the year where they began. In contrast, 10-year Treasury yields fell from 1.89% to 1.78% during the twelve months ended December 31, 2012. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 1.89% at the beginning of the period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then moved higher due to some positive developments in Europe and additional Federal Reserve Board (“Fed”)ii actions to stimulate the economy. When the reporting period ended on December 31, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.78%.

All told, the Barclays U.S. Aggregate Indexiii returned 4.22% for the twelve months ended December 31, 2012. Comparatively, riskier fixed-income securities, including global high-yield bonds and emerging

2	Western Asset Global High Yield Bond Fund 2012 Annual Report

Fund overview (cont’d)

market debt, produced superior results. Over the fiscal year, the Barclays Global High Yield Indexiv (Hedged) (the “Index”) gained 19.25%. Broken down regionally, European issuers outperformed, as the Barclays Pan-European High Yield Index (USD-Hedged)v gained 28.79%. Elsewhere, emerging market high-yield bonds, as measured by the by the Barclays Emerging Market High Yield Indexvi, returned 23.78% and U.S. high-yield, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, rose 15.78%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s emerging market high-yield exposure, while reducing its allocation to European high-yield bonds. We maintained the Fund’s lower-quality bias given what we felt were favorable conditions in the high-yield market, including overall solid fundamentals, low defaults and positive supply/demand technicals. Against this backdrop, we increased the Fund’s allocation to B-rated and CCC-rated securities. Elsewhere, we added to the Fund’s allocation to the Basic Industry1, Capital Goods2, Wireless3 and emerging market Non-Corporate sectors. In contrast, we reduced its weightings in the Wireline4, Consumer Cyclical5 and Transportation6 sectors. We also actively participated in the new issue market and purchased securities that we felt were attractively valued.

High-yield index swaps (CDX) and high-yield index swaptions, which were used to manage our high-yield exposure, detracted from performance. The Fund utilized currency forwards to hedge its currency exposure, which was a drag on results. Finally, we bought protection on Spanish sovereign credit default swaps as a downside hedge against further deterioration in the European sovereign debt crisis. They slightly benefited performance during the reporting period.

Performance review

For the twelve months ended December 31, 2012, Class A shares of Western Asset Global High Yield Bond Fund, excluding sales charges, returned 18.88%. The Fund’s unmanaged benchmark, the Barclays Global High Yield Index (Hedged), returned 19.25% for the same period. The Lipper High Yield Funds Category Average7 returned 14.66% over the same time frame.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

[3]	Wireless is included in the Telecommunication Services sector.

[4]	Wireline is included in the Telecommunication Services sector.

[5]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[6]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

[7]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 514 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Global High Yield Bond Fund 2012 Annual Report	3

Performance Snapshot as of December 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global High Yield Bond Fund:
Class A	10.37%	18.88%
Class B1	9.93%	18.11%
Class C1♦	9.99%	18.26%
Class I	10.50%	19.35%
Barclays Global High Yield Index (Hedged)	10.31%	19.25%
Lipper High Yield Funds Category Average[2]	7.51%	14.66%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2012 for Class A, Class B, Class C1♦ and Class I shares were 5.84%, 5.46%, 5.61% and 6.36%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class C and Class IS shares are not shown because these share classes commenced operations on August 1, 2012 and August 31, 2012, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 1, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C1♦ and Class I shares were 1.21%, 1.75%, 1.61% and 0.78%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was a concentration on specific outperforming issuers. Overweights to Turkish and Republic of Venezuela sovereign debt were positives for performance, as were overweight positions in holdings such as Sprint Nextel Corp. and Citigroup Inc. While economic growth in Turkey sharply decelerated in 2012, the government was able to manage the downturn and export activity improved during the year. In addition, Turkey’s current account deficit, while still elevated, continues to improve. In November 2012, Turkey was upgraded by Fitch to investment grade. Venezuela sovereign bonds, which began the period at cheap valuations, benefited from higher oil prices and increased

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 553 funds for the six-month period and among the 514 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

4	Western Asset Global High Yield Bond Fund 2012 Annual Report

Fund overview (cont’d)

expectations that President Chavez would not be reelected. While Chavez was reelected in October 2012, it was not enough to offset the country’s sovereign bond’s earlier strong results. Bonds issued by Sprint Nextel Corp. (and Sprint Capital Corp.) rallied given their attractive valuation, as well as an improved outlook for the wireless competitive landscape and the pricing environment. In addition, Japan’s investment grade rated Softbank made a bid to acquire B-rated Sprint Nextel toward the end of the reporting period, sending Sprint Nextel’s bonds even higher. Our Citigroup, Inc. exposure benefited performance as investor sentiment improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals.

The Fund’s ratings biases were additive for performance. In particular, an overweight to lower-rated CCC bonds was a positive, as they outperformed the Index. In addition, we underweighted bonds rated BB, which was beneficial given their underperformance versus the Index. From a sector allocation perspective, the Fund benefited from its overweight to the strong performing Wireless and Transportation sectors and its underweight to the weak performing Technology sector.

Increasing the Fund’s allocation to emerging market bonds also boosted returns for the period as this region outperformed the Index.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was our regional positioning. Although the Fund had an overweight to U.S. high-yield which performed well during the quarter, the U.S. region lagged European high-yield bonds, where the Fund had an underweight position.

Certain sector allocations were also negative for performance, including an underweight to Financials, the best performing sector in the Index. Our overweight to Energy was not rewarded, as it was the worst performing sector in the Index. Finally, having an underweight to the strong performing emerging market Non-Corporate sector was a drag on results.

Overweight positions in a number of individual securities, including Overseas Shipholding Group and Petroplus Finance, also penalized the Fund’s performance.

Overseas Shipholding Group is one of the world’s largest oil tanker companies. It performed poorly as the company’s fundamentals weakened given the volatile pricing environment for shipping rates and weaker oil demand in the U.S. and Europe led to a reduction in Atlantic crossings, an area of concentration for the company. In addition, in October 2012 Overseas Shipholding Group announced that investors could not rely on its financial statements for the last three years while they review their accounting treatment for taxes. In November 2012, the company filed for bankruptcy. All told, Overseas Shipholding Group’s bonds significantly declined in value as spread sectors rallied. Petroplus Finance is a European oil refiner. In December 2011, a $1 billion credit line to the company was frozen by its bank lenders. Petroplus Finance was unable to avoid bankruptcy as it reduced its output and closed several refineries.

Thank you for your investment in Western Asset Global High Yield Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Western Asset Global High Yield Bond Fund 2012 Annual Report	5

Sincerely,

Western Asset Management Company

January 22, 2013

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 31 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Energy (17.5%), Consumer Discretionary (15.1%), Industrials (13.1%), Materials (12.4%) and Sovereign Bonds (10.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

[v]	The Barclays Pan-European High Yield Index (USD-Hedged) covers the universe of fixed-rate, sub-investment-grade debt denominated in euros or other European currencies (except Swiss francs).

vi

The Barclay Emerging Market High Yield Index is the emerging market high yield component of the Barclays Emerging Markets (U.S. Dollar) Index. The Barclays Emerging Markets Index includes U.S. dollar-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia.

vii The

Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

6	Western Asset Global High Yield Bond Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2012 and December 31, 2011 and does not include derivatives such as written options, swaps and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global High Yield Bond Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	10.37%	$1,000.00	$1,103.70	1.06%	$5.61	[3]	Class A	5.00%	$1,000.00	$1,019.81	1.06%	$5.38
Class B	9.93	1,000.00	1,099.30	1.78	9.39	[3]	Class B	5.00	1,000.00	1,016.19	1.78	9.02
Class C4	7.46	1,000.00	1,074.60	1.77	7.63	[5]	Class C	5.00	1,000.00	1,016.24	1.77	8.97
Class C1♦	9.99	1,000.00	1,099.90	1.62	8.55	[3]	Class C1♦	5.00	1,000.00	1,016.99	1.62	8.21
Class I	10.50	1,000.00	1,105.00	0.82	4.34	[3]	Class I	5.00	1,000.00	1,021.01	0.82	4.17
Class IS6	6.19	1,000.00	1,061.90	0.76	2.55	[7]	Class IS	5.00	1,000.00	1,021.32	0.76	3.86

[1]	For the six months ended December 31, 2012, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee

8	Western Asset Global High Yield Bond Fund 2012 Annual Report

Fund expenses (unaudited) (cont’d)

waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

[4]	For the period August 1, 2012 (inception date) through December 31, 2012.

[5]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (152), then divided by 366.

[6]	For the period August 31, 2012 (inception date) to December 31, 2012.

[7]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (119), then divided by 366.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

Western Asset Global High Yield Bond Fund 2012 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C†	Class C1♦	Class I	Class IS†
Twelve Months Ended 12/31/12	18.88%	18.11%	N/A	18.26%	19.35%	N/A
Five Years Ended 12/31/12	8.02	7.47	N/A	7.57	8.46	N/A
Ten Years Ended 12/31/12	8.73	8.21	N/A	8.26	9.16	N/A
Inception* through 12/31/12	7.99	7.63	7.46%	7.43	8.35	6.19%

With sales charges[2]	Class A	Class B	Class C†	Class C1♦	Class I	Class IS†
Twelve Months Ended 12/31/12	13.75%	13.61%	N/A	17.26%	19.35%	N/A
Five Years Ended 12/31/12	7.09	7.33	N/A	7.57	8.46	N/A
Ten Years Ended 12/31/12	8.26	8.21	N/A	8.26	9.16	N/A
Inception* through 12/31/12	7.73	7.63	6.46%	7.43	8.35	6.19%

Cumulative total returns
Without sales charges[1]
Class A (12/31/02 through 12/31/12)	131.01%
Class B (12/31/02 through 12/31/12)	120.20
Class C (Inception date of 8/1/12 through 12/31/12)	7.46
Class C1♦ (12/31/02 through 12/31/12)	121.10
Class I (12/31/02 through 12/31/12)	140.20
Class IS (Inception date of 8/31/12 through 12/31/12)	6.19

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B shares, Class C shares and Class C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1♦ shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception date for Class A, B, C, C1♦, I and IS shares are February 22, 1995, February 22, 1995, August 1, 2012, February 22, 1995, February 22, 1995 and August 31, 2012, respectively.

10	Western Asset Global High Yield Bond Fund 2012 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, B and C1♦ Shares of Western Asset Global High Yield Bond Fund vs. Barclays Global High Yield Index (Hedged)† — December 2002 - December 2012

Value of $1,000,000 invested in

Class I Shares of Western Asset Global High Yield Bond Fund vs. Barclays Global High Yield Index (Hedged)† — December 2002 - December 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, B and C1♦ shares and $1,000,000 invested in Class I shares of Western Asset Global High Yield Bond Fund on December 31, 2002, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclay Global High Yield Index (Hedged). The Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B, C1 and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fee were incurred by shareholders investing in the other classes.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

Western Asset Global High Yield Bond Fund 2012 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
Benchmark	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA GHY	— Western Asset Global High Yield Bond Fund

12	Western Asset Global High Yield Bond Fund 2012 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA GHY	— Western Asset Global High Yield Bond Fund

Western Asset Global High Yield Bond Fund 2012 Annual Report	13

Schedule of investments

December 31, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 81.6%
Consumer Discretionary — 13.9%
Auto Components — 0.9%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	550,000		$561,000
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	2,920,000		3,002,911	(a)
Europcar Groupe SA	11.500%	5/15/17	455,000	EUR	635,711	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,160,000	EUR	1,362,717	(a)
Total Auto Components					5,562,339
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,170,000		1,292,850
Escrow GCB General Motors	—	—	2,220,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	4,330,000		0	*(b)(c)(d)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	560,000		638,400	(a)
Total Automobiles					1,931,250
Diversified Consumer Services — 1.3%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	1,200,000		1,260,000	(a)
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,450,000	GBP	2,479,114	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	525,000		567,000
ServiceMaster Co., Senior Notes	8.000%	2/15/20	1,400,000		1,466,500
ServiceMaster Co., Senior Notes	7.000%	8/15/20	620,000		624,650	(a)
Sotheby’s, Senior Notes	5.250%	10/1/22	1,600,000		1,624,000	(a)
Total Diversified Consumer Services					8,021,264
Hotels, Restaurants & Leisure — 5.5%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	1,350,000		1,417,500	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,391,166		1,244,405	(a)(b)(c)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	1,570,000		1,609,250
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	660,000		653,400	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	830,000		676,450
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	130,000		115,700
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	730,000		785,662
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	350,000		348,469
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	2,030,000		2,040,150	(a)

See Notes to Financial Statements.

14	Western Asset Global High Yield Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	990,000		$1,089,000	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,410,000		1,427,625	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	315,000		280,350	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,460,000		1,584,100	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,548,000	GBP	2,449,268
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,290,000		1,173,900	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	1,050,000		1,050,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,380,000		1,462,800	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	882,000	GBP	1,002,935	(f)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	3,430,000		3,395,700	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	4,620,000		5,151,300
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	785,000		890,975
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	405,000		441,450	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,230,000		2,369,375
Snoqualmie Entertainment Authority, Senior Secured Notes	4.476%	2/1/14	905,000		886,900	(a)(f)
Total Hotels, Restaurants & Leisure					33,546,664
Household Durables — 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,160,000		1,212,200	(a)
Internet & Catalog Retail — 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,305,000		1,393,087
Media — 4.2%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	600,000		651,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000		1,097,500
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	2,710,000		2,350,925	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,320,000		1,376,100	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	510,000		526,575	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	1,010,000		1,022,625
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	140,000		140,350
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,100,000		2,338,875	(a)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	890,000		1,019,050

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Annual Report	15

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
DISH DBS Corp., Senior Notes	5.875%	7/15/22	560,000		$604,800
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	1,250,000		1,278,125	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,060,000		1,139,500
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,720,000		1,621,100	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	3,510,000		3,588,975	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	740,000		854,700
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	710,000		681,600	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	950,000	EUR	1,373,079	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	559,000	EUR	450,090	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,040,000		1,086,800	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	2,590,000		2,687,125	(a)
Total Media					25,888,894
Multiline Retail — 0.7%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	380,000		378,100
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	760,000		742,900	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,347,000	EUR	1,729,079	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,478,000		1,478,000
Total Multiline Retail					4,328,079
Specialty Retail — 0.5%
Edcon Proprietary Ltd., Senior Notes	3.433%	6/15/14	975,000	EUR	1,241,909	(a)(f)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,360,000		1,217,200
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	320,000		325,600	(a)(e)
Total Specialty Retail					2,784,709
Textiles, Apparel & Luxury Goods — 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	740,000		789,950	(a)
Total Consumer Discretionary					85,458,436
Consumer Staples — 2.1%
Food & Staples Retailing — 0.4%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	2,260,000		2,487,413	(a)
Food Products — 0.8%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,260,000	GBP	2,323,126	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	700,000		757,750	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,750,000		1,596,875	(a)
Total Food Products					4,677,751

See Notes to Financial Statements.

16	Western Asset Global High Yield Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Household Products — 0.2%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	580,000	$577,825	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	620,000	666,500	(a)
Total Household Products				1,244,325
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,450,000	1,584,125	(a)
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,729,000	2,885,917
Total Consumer Staples				12,879,531
Energy — 16.4%
Energy Equipment & Services — 2.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	750,000	810,000
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	500,000	537,500
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	1,460,000	1,511,100	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,550,000	1,705,000	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	2,215,000	2,397,738	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,210,000	1,216,050
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	410,000	410,000	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,450,000	1,551,500
Oil States International Inc., Senior Notes	5.125%	1/15/23	1,280,000	1,300,800	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,100,000	1,179,750
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	950,000	1,030,750	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,310,000	1,463,925
Total Energy Equipment & Services				15,114,113
Oil, Gas & Consumable Fuels — 13.9%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	760,000	772,350
Arch Coal Inc., Senior Notes	7.000%	6/15/19	880,000	822,800
Arch Coal Inc., Senior Notes	9.875%	6/15/19	2,300,000	2,403,500	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	540,000	561,600	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	470,000	491,150
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,220,000	1,329,800
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	490,000	534,100
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	810,000	884,925	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	900,000	929,250

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Annual Report	17

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,230,000		$1,282,275
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	700,000		747,250
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	1,000,000		1,082,500
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	2,390,000		2,264,525	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	705,000		759,637
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,190,000		1,285,200
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000		1,635,200
Concho Resources Inc., Senior Notes	5.500%	10/1/22	20,000		21,200
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	870,000		946,125
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,655,444		2,064,608	(a)(b)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,280,000		1,388,800
CVR Refining LLC/Coffeyville Finance Inc., Senior Secured Notes	6.500%	11/1/22	1,190,000		1,190,000	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,960,000		2,543,100
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,110,000		1,287,600
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	990,000	EUR	1,411,291	(a)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	1,320,000		1,311,750	(a)(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	980,000		955,500
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	2,000,000		2,170,000	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	820,000		873,300	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	650,000		698,750	(a)
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	1,810,000		1,991,000	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,630,000		1,805,225
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,260,000		1,447,740	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,310,000		1,601,475	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,330,000		1,386,525	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,000,000		1,042,500	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,020,000		1,119,450
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,950,000		2,135,250
MEG Energy Corp., Senior Notes	6.500%	3/15/21	800,000		846,000	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,350,000		1,005,750

See Notes to Financial Statements.

18	Western Asset Global High Yield Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,340,000	$1,577,850	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	600,000	219,000	(g)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	3,420,000	1,248,300	(g)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,580,000	1,647,150	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,290,000	1,496,400	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	289,000	252,152	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	281,000	245,173	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	915,000	992,775
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,000,000	1,339,000	(a)
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	220,000	240,350
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	700,000	766,500
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	300,000	342,750
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	1,780,000	1,980,250
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,650,000	1,860,375
QEP Resources Inc., Senior Notes	5.375%	10/1/22	840,000	905,100
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	4,280,000	4,247,900
Range Resources Corp., Senior Notes	5.000%	8/15/22	820,000	861,000
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	340,000	365,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	410,000	451,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	150,000	160,875
Samson Investment Co., Senior Notes	9.750%	2/15/20	3,440,000	3,655,000	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	1,720,000	1,849,000
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,090,000	1,122,700	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	660,000	666,600	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	850,000	930,750	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.250%	5/1/23	640,000	665,600	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	675,000	715,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.875%	10/1/20	1,160,000	1,209,300	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,000,000	1,162,500	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	190,000	220,875	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,582,000	1,928,300	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,670,000	1,561,950	(a)
Total Oil, Gas & Consumable Fuels				85,916,476
Total Energy				101,030,589

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Annual Report	19

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 6.7%
Capital Markets — 0.2%
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	1,100,000		$1,217,095
Commercial Banks — 2.1%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	890,000		1,216,537	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	850,000		872,083
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	890,000		947,850	(a)(f)(h)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	2,400,000	EUR	2,740,535	(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,640,000		1,641,979	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	310,000		421,834	(a)(f)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	3,137,000		3,199,740	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	60,000		61,676
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	690,000		731,474	(f)(h)
Societe Generale SA, Junior Subordinated Bonds	1.103%	4/5/14	2,020,000		1,100,516	(a)(f)(h)
Total Commercial Banks					12,934,224
Consumer Finance — 0.0%
Ally Financial Inc., Senior Notes	5.500%	2/15/17	190,000		204,192
Diversified Financial Services — 3.5%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,800,000		1,800,000	(a)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	2,430,000		2,694,263
Boats Investments (Netherlands) BV, Secured Notes	7.685%	12/15/15	3,074,863	EUR	1,156,720	(e)(f)
Boats Investments BV, Secured Notes	11.000%	3/31/17	2,088,064	EUR	1,598,562	(a)(e)
ING Groep NV, Subordinated Bonds	5.140%	3/17/16	2,280,000	GBP	2,999,664	(f)(h)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,700,000		2,031,500
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	3,730,000		4,625,200
MMG Fiduciary & Trust Corp.	6.750%	2/1/16	470,000		487,625	(a)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,400,000		1,484,000	(a)
TransUnion Holding Co. Inc., Senior Notes	8.125%	6/15/18	680,000		705,500	(a)(e)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,490,000		1,583,125
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		537,500	(a)(f)
Total Diversified Financial Services					21,703,659
Insurance — 0.8%
A-S Co-Issuer Subsidiary Inc./A-S Merger Subsidiary LLC, Senior Notes	7.875%	12/15/20	770,000		773,850	(a)
ELM BV	5.252%	5/25/16	1,850,000	EUR	2,512,663	(f)(h)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	3/31/13	1,348,000		1,285,856	(f)(h)
Total Insurance					4,572,369

See Notes to Financial Statements.

20	Western Asset Global High Yield Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Real Estate Investment Trusts (REITs) — 0.1%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	780,000		$830,700
Total Financials					41,462,239
Health Care — 4.0%
Health Care Equipment & Supplies — 0.7%
Ontex IV SA, Senior Notes	9.000%	4/15/19	2,324,000	EUR	3,259,288	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	880,000	EUR	1,234,154	(a)
Total Health Care Equipment & Supplies					4,493,442
Health Care Providers & Services — 2.6%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,270,000		1,543,050
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	380,000		413,250
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	1,340,000		1,432,125
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,235,000		4,150,300
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	950,000		985,625	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	940,000		1,010,500
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	50,000		54,500	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	950,000		1,066,375	(a)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	1,330,000		1,366,575
HCA Inc., Senior Secured Notes	8.500%	4/15/19	510,000		571,200
HCA Inc., Senior Secured Notes	6.500%	2/15/20	970,000		1,093,675
HCA Inc., Senior Secured Notes	7.250%	9/15/20	450,000		500,625
HCA Inc., Senior Secured Notes	5.875%	3/15/22	50,000		54,625
INC Research LLC, Senior Notes	11.500%	7/15/19	600,000		624,000	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	460,000		414,000	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	690,000		788,325
Total Health Care Providers & Services					16,068,750
Pharmaceuticals — 0.7%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,000,000	EUR	1,501,444	(a)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	350,000	EUR	481,064	(a)
UCB SA, Subordinated Notes	7.750%	3/18/16	600,000	EUR	855,328	(f)(h)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	1,160,000		1,247,000	(a)
Total Pharmaceuticals					4,084,836
Total Health Care					24,647,028
Industrials — 12.3%
Aerospace & Defense — 1.2%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,190,000		1,285,200
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	3,450,000		3,803,625

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Annual Report	21

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Aerospace & Defense — continued
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,290,000		$2,507,550	(a)
Total Aerospace & Defense					7,596,375
Airlines — 1.5%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	814,219		842,717	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	73,794		78,406
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	108,766		118,827
Continental Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	110,000		115,638
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	860,000		866,450
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,427,044		1,484,126
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	640,000		675,200	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,015,000		1,047,987	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	276,781		308,943
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	308,296		345,291
Delta Air Lines Inc., Pass Through Trust, Secured Notes	6.875%	5/7/19	1,530,000		1,593,112	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	850,000	GBP	1,498,315
Total Airlines					8,975,012
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	1,304,400		1,304,400	(a)(c)
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	520,000		569,400	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	650,000		728,000	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	828,000	EUR	1,199,479	(a)
Total Building Products					3,801,279
Commercial Services & Supplies — 2.0%
Algeco Scotsman Global Finance PLC, Senior Notes	10.750%	10/15/19	1,460,000		1,445,400	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,155,000		1,627,025	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	2,150,000		2,123,125
JM Huber Corp., Senior Notes	9.875%	11/1/19	850,000		947,750	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,120,000		2,194,200
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	220,000		249,150
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	2,840,000		3,024,600	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	420,000		447,300	(a)
Total Commercial Services & Supplies					12,058,550

See Notes to Financial Statements.

22	Western Asset Global High Yield Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Construction & Engineering — 0.7%
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	1,830,000		$2,125,087	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	1,050,000		1,219,313	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	1,170,000		1,154,125	(b)(c)
Total Construction & Engineering					4,498,525
Electrical Equipment — 0.7%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	1,540,000		1,534,225	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,180,000		1,197,700	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,790,000		1,857,125	(a)
Total Electrical Equipment					4,589,050
Machinery — 1.9%
Cleaver-Brooks Inc., Senior Secured Notes	8.750%	12/15/19	530,000		548,550	(a)
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,400,000		1,499,750	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,450,000		2,462,250	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,260,000		1,373,400	(a)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	550,000	EUR	764,087	(a)
Mirror PIK SA, Senior Notes	9.000%	11/1/16	2,760,000		2,787,600	(a)(e)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	890,000		925,600	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	1,020,000		1,086,300	(a)
Total Machinery					11,447,537
Marine — 0.6%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,264,512		1,147,545
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	990,000		990,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,990,000		1,875,575
Total Marine					4,013,120
Road & Rail — 1.2%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,044,926		3,029,701	(e)
HDTFS Inc., Senior Notes	6.250%	10/15/22	1,190,000		1,273,300	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	2,618,000		2,820,895	(a)
Total Road & Rail					7,123,896
Trading Companies & Distributors — 0.8%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,570,000		1,711,300	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,550,000		1,658,500	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	1,406,000		1,578,235	(a)
Total Trading Companies & Distributors					4,948,035

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Annual Report	23

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — 1.1%
CMA CGM, Senior Notes	8.500%	4/15/17	150,000		$121,125	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	2,100,000	EUR	2,219,180	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	470,000		477,050	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,710,000		2,831,950	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	920,000		961,400	(a)
Total Transportation					6,610,705
Total Industrials					75,662,084
Information Technology — 1.4%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	1,320,000		1,382,700	(a)
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	495,000		576,056	(a)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	500,000	EUR	711,124	(a)
Total Electronic Equipment, Instruments & Components					1,287,180
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	970,000		1,083,975
IT Services — 0.7%
First Data Corp., Senior Notes	9.875%	9/24/15	1,440,000		1,476,000
First Data Corp., Senior Notes	10.550%	9/24/15	283,165		291,306
First Data Corp., Senior Secured Notes	6.750%	11/1/20	2,780,000		2,821,700	(a)
Total IT Services					4,589,006
Software — 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	660,000		603,900	(a)
Total Information Technology					8,946,761
Materials — 12.0%
Chemicals — 1.1%
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	508,000	EUR	645,390	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	510,000	EUR	753,956	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	440,000	EUR	650,471	(a)
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,160,000		1,365,900
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	610,000		640,500	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	2,100,000	EUR	2,903,562	(a)
Total Chemicals					6,959,779
Construction Materials — 1.3%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	1,095,000		1,237,350	(a)

See Notes to Financial Statements.

24	Western Asset Global High Yield Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Construction Materials — continued
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	850,000		$960,500	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	5,495,000		5,975,813	(a)
Total Construction Materials					8,173,663
Containers & Packaging — 2.5%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,750,000		1,916,250	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	830,000		906,775	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	230,000		250,700	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	7.375%	10/15/17	1,270,000	EUR	1,833,075	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	7.375%	10/15/17	200,000		218,250	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	2,590,000	EUR	3,572,513	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,870,000		1,954,150
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	1,790,000		1,852,650	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,700,000		2,767,500	(a)
Total Containers & Packaging					15,271,863
Metals & Mining — 5.3%
ArcelorMittal, Senior Notes	5.000%	2/25/17	1,000,000		1,010,331
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,650,000		1,647,896
CSN Resources SA, Senior Bonds	6.500%	7/21/20	710,000		773,900	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	695,000		757,550	(a)
Evraz Group SA, Notes	6.750%	4/27/18	4,340,000		4,481,050	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	500,000		572,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	210,000		221,550	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	1,270,000		1,320,800	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	830,000		860,088	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,870,000		2,000,900	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,325,000		1,546,937	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,960,000		1,911,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,910,000		2,326,450	(a)(c)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,530,000		1,430,550	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	920,000		956,800	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	360,000		369,900	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Annual Report	25

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,380,000	$1,412,775	(a)
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	300,000	334,500	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	810,000	862,650	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,420,000	1,377,400
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,920,000	2,044,800
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,710,000	1,804,050	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	175,000	184,625	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,020,000	2,136,150	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	130,000	151,294	(a)
Total Metals & Mining				32,496,446
Paper & Forest Products — 1.8%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	2,400,000	2,556,000	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,437,000	1,559,145
Boise Cascade LLC/Boise Cascade Finance Corp., Senior Notes	6.375%	11/1/20	560,000	578,200	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	1,440,000	1,517,626
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	1,200,000	1,338,000	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	1,280,000	1,430,400	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	730,000	724,525	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,290,000	1,360,950
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	515,000	368,225
Total Paper & Forest Products				11,433,071
Total Materials				74,334,822
Telecommunication Services — 8.3%
Diversified Telecommunication Services — 4.3%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,940,000	1,602,300	(a)(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	340,000	188,700	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,540,000	1,697,850	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	1,200,000	1,326,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	380,000	410,400
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	800,000	872,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,350,000	1,495,125
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,500,000	1,591,875
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,230,000	1,369,913
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	2,970,000	3,174,188

See Notes to Financial Statements.

26	Western Asset Global High Yield Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,040,000		$1,093,300	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	1,347,000	EUR	1,999,331	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	5.500%	1/15/23	200,000		207,500	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	910,000	EUR	1,397,844	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,000,000		1,105,000	(a)
Vimpel Communications, Notes	6.493%	2/2/16	550,000		595,375	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,790,561		3,885,325	(a)(e)
Windstream Corp., Senior Notes	7.500%	6/1/22	600,000		639,000
Windstream Corp., Senior Notes	7.500%	4/1/23	1,700,000		1,797,750
Total Diversified Telecommunication Services					26,448,776
Wireless Telecommunication Services — 4.0%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	1,110,000	EUR	1,501,774	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,370,000		1,489,875
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,080,000	GBP	1,842,126	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,860,000		2,988,700
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,105,000		2,583,888
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	3,130,000		3,873,375	(a)
Sprint Nextel Corp., Senior Notes	7.000%	8/15/20	1,320,000		1,448,700
Sprint Nextel Corp., Senior Notes	6.000%	11/15/22	1,870,000		1,930,775
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,000,000		1,072,500
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	3,540,000		4,066,575	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,680,000		1,929,900	(a)
Total Wireless Telecommunication Services					24,728,188
Total Telecommunication Services					51,176,964
Utilities — 4.5%
Electric Utilities — 1.1%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	1,362,808		1,604,707
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	3,777,000		4,060,275
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,090,457		1,057,743	(k)
Total Electric Utilities					6,722,725
Gas Utilities — 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	810,000		880,875
Independent Power Producers & Energy Traders — 3.2%
AES Corp., Senior Notes	9.750%	4/15/16	1,200,000		1,440,000
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,170,000		1,228,500
Colbun SA, Senior Notes	6.000%	1/21/20	580,000		648,040	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Annual Report	27

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Dynegy Inc., Bonds	7.670%	11/8/16	850,000	$21,250	(b)(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	3,370,000	3,757,550	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	1,740,000	1,861,800	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	477,000	540,203
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,815,000	1,873,987	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,886,000	3,102,450	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,830,000	3,127,150
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	142,895	155,755
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,568,614	1,776,455
Total Independent Power Producers & Energy Traders				19,533,140
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	580,000	730,800	(a)
Total Utilities				27,867,540
Total Corporate Bonds & Notes (Cost — $484,921,586)				503,465,994
Collateralized Senior Loans — 2.2%
Consumer Discretionary — 0.7%
Hotels, Restaurants & Leisure — 0.7%
Equinox Fitness Clubs, 2nd Lien Term Loan	—	5/16/20	1,550,000	1,557,750	(i)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	3,000,000	2,996,250	(j)
Total Hotels, Restaurants & Leisure				4,554,000
Textiles, Apparel & Luxury Goods — 0.0%
Simmons Holdco. Inc., Term Loan	6.639%	2/15/13	1,977,672	0	(b)(c)(d)(g)
Total Consumer Discretionary				4,554,000
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., 2nd Lien Term Loan	9.500%	10/10/17	580,000	594,500	(j)
Energy — 0.4%
Energy Equipment & Services — 0.2%
Frac Tech International LLC, Term Loan B	—	5/6/16	1,360,000	1,134,750	(i)
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	1,150,000	1,153,673	(j)
Total Energy				2,288,423

See Notes to Financial Statements.

28	Western Asset Global High Yield Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Industrials — 0.1%
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	236,756		$236,756	(c)(j)
Trico Shipping AS, New Term Loan B	—	5/13/14	416,849		416,849	(c)(i)
Total Industrials					653,605
Information Technology — 0.4%
IT Services — 0.4%
CompuCom Systems Inc., 2nd Lien Term Loan	10.250%	10/2/19	1,550,000		1,546,125	(j)
First Data Corp., Extended Term Loan B	4.210%	3/23/18	892,870		852,381	(j)
Total Information Technology					2,398,506
Materials — 0.3%
Chemicals — 0.3%
Kerling PLC, Term Loan	10.000%	6/30/16	600,000	EUR	744,453	(j)
Kronos Inc., 2nd Lien New Term Loan	9.750%	4/30/20	1,160,000		1,165,800	(j)
Total Materials					1,910,253
Utilities — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.713-4.810%	10/10/17	1,294,561		871,748	(j)
Total Collateralized Senior Loans (Cost — $15,384,983)					13,271,035
Convertible Bonds & Notes — 0.1%
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc. (Cost — $430,329)	6.500%	6/30/29	500,000		418,440
Sovereign Bonds — 10.5%
Argentina — 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	3,426,000		3,074,835
Brazil — 0.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	812,000	BRL	407,299
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,295,000	BRL	3,760,141
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	385,000	BRL	198,534
Total Brazil					4,365,974
India — 0.1%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	397,000		402,458	(a)(f)
Indonesia — 0.5%
Republic of Indonesia, Notes	5.250%	1/17/42	2,320,000		2,705,700	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	300,000		403,500	(a)
Total Indonesia					3,109,200

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Annual Report	29

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 2.0%
Mexican Bonos, Bonds	6.500%	6/9/22	143,420,000	MXN	$12,059,871
Peru — 0.5%
Republic of Peru, Senior Bonds	7.840%	8/12/20	6,464,000	PEN	3,197,939
Philippines — 0.3%
Republic of the Philippines, Senior Bonds	4.000%	1/15/21	1,590,000		1,788,750
Turkey — 2.5%
Republic of Turkey, Notes	6.750%	5/30/40	4,340,000		5,907,825
Republic of Turkey, Senior Notes	6.250%	9/26/22	7,550,000		9,429,950
Total Turkey					15,337,775
Venezuela — 3.4%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	12,923,000		12,373,772	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	9,309,000		8,820,278	(a)
Total Venezuela					21,194,050
Total Sovereign Bonds (Cost — $57,170,105)					64,530,852

			Shares
Common Stocks — 2.6%
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			90,995		181,990	*(b)(c)
Media — 0.5%
Charter Communications Inc., Class A Shares			37,875		2,887,590	*
Total Consumer Discretionary					3,069,580
Energy — 0.7%
Energy Equipment & Services — 0.7%
KCAD Holdings I Ltd.			395,216,044		4,733,898	(b)(c)
Financials — 0.8%
Diversified Financial Services — 0.4%
Citigroup Inc.			57,244		2,264,581
Real Estate Management & Development — 0.4%
Realogy Holdings Corp.			64,537		2,623,106	(b)(c)
Total Financials					4,887,687
Industrials — 0.6%
Building Products — 0.0%
Nortek Inc.			1,078		71,418	*
Marine — 0.6%
DeepOcean Group Holding AS			111,638		2,263,193	(b)(c)
Horizon Lines Inc., Class A Shares			781,280		1,171,920	*
Total Marine					3,435,113
Total Industrials					3,506,531

See Notes to Financial Statements.

30	Western Asset Global High Yield Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Shares	Value
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			10,212	$4	*(c)
Utilities — 0.0%
Independent Power Producers & Energy Traders — 0.0%
Dynegy Inc.	0.000%	0/0/0	6,570	125,684	*
Total Common Stocks (Cost — $14,007,693)				16,323,384
Preferred Stocks — 1.5%
Financials — 1.4%
Capital Markets — 0.1%
Goldman Sachs Group Inc.	5.950%		27,940	697,941	*
Consumer Finance — 1.0%
GMAC Capital Trust I	8.125%		239,750	6,389,337	(f)
Diversified Financial Services — 0.3%
Citigroup Capital XIII	7.875%		56,875	1,586,813	(f)
Total Financials				8,674,091
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		5,007	550,770	(a)(b)
Total Preferred Stocks (Cost — $8,832,502)				9,224,861

		Expiration Date	Warrants
Warrants — 0.1%
Charter Communications Inc.		11/30/14	4,556	124,151	*
Jack Cooper Holdings Corp.		12/15/17	3,438	428,031	*
Jack Cooper Holdings Corp.		5/6/18	1,123	139,814	*
SemGroup Corp.		11/30/14	15,416	227,848	*(c)
Total Warrants (Cost — $70,509)				919,844

			Notional Amount
Purchased Options — 0.1%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Put @ $99.00		2/20/13	27,800,000	366,688
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.19 Index, Put @ $100.00		3/20/13	13,500,000	313,905
Total Purchased Options (Cost — $458,180)				680,593
Total Investments — 98.7% (Cost — $581,275,887#)				608,835,003
Other Assets in Excess of Liabilities — 1.3%				8,080,092
Total Net Assets — 100.0%				$616,915,095

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Annual Report	31

Western Asset Global High Yield Bond Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Illiquid security (unaudited).

(d)	Value is less than $1.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of December 31, 2012.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	All or a portion of this loan is unfunded as of December 31, 2012. The interest rate for fully unfunded term loans is to be determined.

(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	The issuer filed for bankruptcy.

#	Aggregate cost for federal income tax purposes is $582,161,870.

Abbreviations used in the schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
PEN	— Peruvian Nuevo Sol

Schedule of Written Options
Security	Expiration Date	Strike Price	Notional Amount	Value
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Call	2/20/13	$102.50	13,900,000	$51,757
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.19 Index, Put	2/20/13	96.00	27,800,000	180,379
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.19 Index, Put	3/20/13	96.50	27,000,000	317,530
Total Written Options (Premiums received — $372,400)				$549,666

See Notes to Financial Statements.

32	Western Asset Global High Yield Bond Fund 2012 Annual Report

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $581,275,887)	$608,835,003
Foreign currency, at value (Cost — $389,069)	384,487
Cash	2,507,873
Interest receivable	11,233,798
Receivable for securities sold	4,251,537
Receivable for Fund shares sold	1,228,745
Deposits with brokers for swap contracts	600,000
Unrealized appreciation on forward foreign currency contracts	123,099
Prepaid expenses	86,481
Total Assets	629,251,023

Liabilities:
Payable for Fund shares repurchased	5,787,625
Payable for securities purchased	3,022,079
Unrealized depreciation on forward foreign currency contracts	1,432,506
Written options, at value (premiums — $372,400)	549,666
Swaps, at value (premiums paid — $458,438)	397,374
Investment management fee payable	366,848
Distributions payable	303,753
Service and/or distribution fees payable	145,530
Payable for open swap contracts	35,026
Accrued expenses	295,521
Total Liabilities	12,335,928
Total Net Assets	$616,915,095

Net Assets:
Par value (Note 7)	$840
Paid-in capital in excess of par value	734,582,835
Undistributed net investment income	5,447,039
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(148,345,333)
Net unrealized appreciation on investments, written options, swap contracts and foreign currencies	25,229,714
Total Net Assets	$616,915,095

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Annual Report	33

Shares Outstanding:
Class A	50,514,054
Class B	1,308,105
Class C	325,832
Class C1[1]	12,361,154
Class I	7,050,174
Class IS	12,442,135

Net Asset Value:
Class A (and redemption price)	$7.33
Class B*	$7.37
Class C*	$7.34
Class C11 ,*	$7.41
Class I (and redemption price)	$7.33
Class IS (and redemption price)	$7.33
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$7.66

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

34	Western Asset Global High Yield Bond Fund 2012 Annual Report

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$47,107,421
Dividends	829,677
Less: Foreign taxes withheld	(38,211)
Total Investment Income	47,898,887

Expenses:
Investment management fee (Note 2)	4,307,922
Service and/or distribution fees (Notes 2 and 5)	1,633,185
Transfer agent fees (Note 5)	218,788
Registration fees	77,344
Legal fees	71,725
Shareholder reports	59,228
Fund accounting fees	53,550
Audit and tax	49,723
Custody fees	22,561
Insurance	12,319
Trustees’ fees	9,620
Miscellaneous expenses	7,444
Total Expenses	6,523,409
Net Investment Income	41,375,478

Realized and Unrealized Gain (Loss) on Investments, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	9,657,230
Written options	1,706,030
Swap contracts	(483,559)
Foreign currency transactions	3,654,574
Net Realized Gain	14,534,275
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	47,665,127
Written options	(177,266)
Swap contracts	(855,812)
Foreign currencies	(4,514,546)
Change in Net Unrealized Appreciation (Depreciation)	42,117,503
Net Gain on Investments, Written Options, Swap Contracts and Foreign Currency Transactions	56,651,778
Increase in Net Assets from Operations	$98,027,256

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Annual Report	35

Statements of changes in net assets

For the Years Ended December 31,	2012	2011

Operations:
Net investment income	$41,375,478	$44,859,320
Net realized gain	14,534,275	25,617,965
Change in net unrealized appreciation (depreciation)	42,117,503	(52,953,670)
Increase in Net Assets From Operations	98,027,256	17,523,615

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(43,078,590)	(47,436,111)
Decrease in Net Assets From Distributions to Shareholders	(43,078,590)	(47,436,111)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	309,746,976	216,609,864
Reinvestment of distributions	38,857,756	42,654,894
Cost of shares repurchased	(291,538,204)	(527,128,816)
Increase (Decrease) in Net Assets From Fund Share Transactions	57,066,528	(267,864,058)
Increase (Decrease) in Net Assets	112,015,194	(297,776,554)

Net Assets:
Beginning of year	504,899,901	802,676,455
End of year*	$616,915,095	$504,899,901
* Includes undistributed net investment income of:	$5,447,039	$3,835,324

See Notes to Financial Statements.

36	Western Asset Global High Yield Bond Fund 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$6.65	$7.18	$6.81	$4.90	$7.92

Income (loss) from operations:
Net investment income	0.51	0.53	0.60	0.69	0.67
Net realized and unrealized gain (loss)	0.70	(0.50)	0.37	1.91	(3.01)
Total income (loss) from operations	1.21	0.03	0.97	2.60	(2.34)

Less distributions from:
Net investment income	(0.53)	(0.56)	(0.60)	(0.69)	(0.68)
Total distributions	(0.53)	(0.56)	(0.60)	(0.69)	(0.68)

Net asset value, end of year	$7.33	$6.65	$7.18	$6.81	$4.90
Total return[2]	18.88%	0.25%	14.91%	56.50%	(31.37)%

Net assets, end of year (000s)	$370,419	$304,390	$603,261	$611,139	$317,370

Ratios to average net assets:
Gross expenses	1.09%	1.31%	1.27%	1.19%	1.29%
Net expenses[3]	1.09	1.31	1.27	1.19	1.29
Net investment income	7.30	7.46	8.62	11.76	9.67

Portfolio turnover rate	76%	90%	95%	77%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Annual Report	37

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$6.68	$7.21	$6.84	$4.92	$7.99

Income (loss) from operations:
Net investment income	0.46	0.49	0.57	0.67	0.65
Net realized and unrealized gain (loss)	0.71	(0.50)	0.37	1.91	(3.03)
Total income (loss) from operations	1.17	(0.01)	0.94	2.58	(2.38)

Less distributions from:
Net investment income	(0.48)	(0.52)	(0.57)	(0.66)	(0.69)
Total distributions	(0.48)	(0.52)	(0.57)	(0.66)	(0.69)

Net asset value, end of year	$7.37	$6.68	$7.21	$6.84	$4.92
Total return[2]	18.11%	(0.24)%	14.26%	55.77%	(31.64)%

Net assets, end of year (000s)	$9,642	$11,493	$15,271	$28,912	$27,105

Ratios to average net assets:
Gross expenses	1.85%	1.85%	1.80%	1.72%	1.70%
Net expenses[3]	1.85	1.85	1.80	1.72	1.70
Net investment income	6.58	6.92	8.13	11.49	9.18

Portfolio turnover rate	76%	90%	95%	77%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

38	Western Asset Global High Yield Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2012[2]

Net asset value, beginning of period	$7.02

Income from operations:
Net investment income	0.19
Net realized and unrealized gain	0.33
Total income from operations	0.52

Less distributions from:
Net investment income	(0.20)
Total distributions	(0.20)

Net asset value, end of period	$7.34
Total return[3]	7.46%

Net assets, end of period (000s)	$2,391

Ratios to average net assets:
Gross expenses[4]	1.77%
Net expenses[4,5,6]	1.77
Net investment income[4]	6.32

Portfolio turnover rate	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) through December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Annual Report	39

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1,2]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$6.72	$7.25	$6.88	$4.95	$8.00

Income (loss) from operations:
Net investment income	0.48	0.50	0.58	0.68	0.65
Net realized and unrealized gain (loss)	0.71	(0.49)	0.37	1.92	(3.04)
Total income (loss) from operations	1.19	0.01	0.95	2.60	(2.39)

Less distributions from:
Net investment income	(0.50)	(0.54)	(0.58)	(0.67)	(0.66)
Total distributions	(0.50)	(0.54)	(0.58)	(0.67)	(0.66)

Net asset value, end of year	$7.41	$6.72	$7.25	$6.88	$4.95
Total return[3]	18.26%	(0.06)%	14.37%	55.82%	(31.62)%

Net assets, end of year (000s)	$91,626	$88,633	$100,668	$88,948	$58,041

Ratios to average net assets:
Gross expenses	1.66%	1.71%	1.69%	1.65%	1.67%
Net expenses[4]	1.66	1.71	1.69	1.65	1.67
Net investment income	6.75	7.07	8.18	11.44	9.26

Portfolio turnover rate	76%	90%	95%	77%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

40	Western Asset Global High Yield Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$6.64	$7.17	$6.81	$4.90	$7.91

Income (loss) from operations:
Net investment income	0.53	0.56	0.63	0.72	0.70
Net realized and unrealized gain (loss)	0.71	(0.50)	0.36	1.90	(3.00)
Total income (loss) from operations	1.24	0.06	0.99	2.62	(2.30)

Less distributions from:
Net investment income	(0.55)	(0.59)	(0.63)	(0.71)	(0.71)
Total distributions	(0.55)	(0.59)	(0.63)	(0.71)	(0.71)

Net asset value, end of year	$7.33	$6.64	$7.17	$6.81	$4.90
Total return[2]	19.35%	0.68%	15.20%	57.05%	(30.98)%

Net assets, end of year (000s)	$51,662	$100,384	$83,476	$76,357	$65,226

Ratios to average net assets:
Gross expenses	0.85%	0.88%	0.87%	0.85%	0.86%
Net expenses[3]	0.85 [4]	0.88 [4]	0.87 [4]	0.85 [4]	0.86
Net investment income	7.58	7.90	9.00	12.42	10.19

Portfolio turnover rate	76%	90%	95%	77%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10% through July 31, 2012. Effective August 1, 2012, the expense limitation did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2012 Annual Report	41

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2012[2]

Net asset value, beginning of period	$7.08

Income from operations:
Net investment income	0.17
Net realized and unrealized gain	0.26
Total income from operations	0.43

Less distributions from:
Net investment income	(0.18)
Total distributions	(0.18)

Net asset value, end of period	$7.33
Total return[3]	6.19%

Net assets, end of period (000s)	$91,175

Ratios to average net assets:
Gross expenses[4]	0.76%
Net expenses[4,5,6]	0.76
Net investment income[4]	7.38

Portfolio turnover rate	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2012 (inception date) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

42	Western Asset Global High Yield Bond Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third

Western Asset Global High Yield Bond Fund 2012 Annual Report	43

party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

44	Western Asset Global High Yield Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$498,981,606	$4,484,388		$503,465,994
Collateralized senior loans	—	13,271,035	0	*	13,271,035
Convertible bonds & notes	—	418,440	—		418,440
Sovereign bonds	—	64,530,852	—		64,530,852
Common stocks	$6,521,197	—	9,802,187		16,323,384
Preferred stocks	8,674,091	550,770	—		9,224,861
Warrants	—	919,844	—		919,844
Purchased options	—	680,593	—		680,593
Total investments	$15,195,288	$579,353,140	$14,286,575		$608,835,003
Other financial instruments:
Forward foreign currency contracts	—	123,099	—		123,099
Total	$15,195,288	$579,476,239	$14,286,575		$608,958,102

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$549,666	—	$549,666
Forward foreign currency contracts	—	1,432,506	—	1,432,506
Credit default swaps on credit indices — buy protection‡	—	397,374	—	397,374
Total	—	$2,379,546	—	$2,379,546

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

Western Asset Global High Yield Bond Fund 2012 Annual Report	45

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans		Common Stock	Preferred Stocks	Warrants	Total
Balance as of December 31, 2011	$6,341,904	$2,350,000		$5,294,170	$500,700	$385,088	$14,871,862
Accrued premiums/discounts	35,587	479		—	—	—	36,066
Realized gain (loss)[1]	(162,980)	—		—	—	—	(162,980)
Change in unrealized appreciation (depreciation)[2]	381,071	(479)		2,317,673	50,070	475,885	3,224,220
Purchases	2,762,912	—		2,190,344	—	—	4,953,256
Sales	(1,624,371)	(2,350,000)		—	—	(65,280)	(4,039,651)
Transfers into of Level 3[3]	21,250	—		—	—	—	21,250
Transfers out of Level 3[4]	(3,270,985)	—		—	(550,770)	(795,693)	(4,617,448)
Balance as of December 31, 2012	$4,484,388	$0	*	$9,802,187	—	—	$14,286,575
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2012[2]	$90,086	$(479)		$2,317,673	—	$(26)	$2,407,254

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

46	Western Asset Global High Yield Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

Western Asset Global High Yield Bond Fund 2012 Annual Report	47

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may

48	Western Asset Global High Yield Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced

Western Asset Global High Yield Bond Fund 2012 Annual Report	49

entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

50	Western Asset Global High Yield Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Western Asset Global High Yield Bond Fund 2012 Annual Report	51

As of December 31, 2012, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $2,379,546. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $600,000, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

52	Western Asset Global High Yield Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in those countries. As of December 31, 2012, there were no deferred capital gains tax liabilities accrued on unrealized gains.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$37,593	$(37,593)
(b)	$3,314,827	(3,314,827)	—

(a)	Reclassifications are primarily due to tax adjustments associated with securities involved in an in-kind distribution from prior years.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets.

Prior to August 1, 2012, under the investment management agreement, the Fund paid an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.775
Next $3 billion	0.750
Over $5 billion	0.700

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to LMGAA and the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar dominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net investment management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and

Western Asset Global High Yield Bond Fund 2012 Annual Report	53

Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

Prior to August 1, 2012, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I, shares did not exceed 1.10%. Effective August 1, 2012, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.95%, 0.90% and 0.80%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares (new Class C shares are available for purchase effective August 1, 2012) and Class C1 shares (formerly Class C shares) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

54	Western Asset Global High Yield Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

For the year ended December 31, 2012, LMIS and its affiliates received sales charges of $63,815 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C1	Class C1♦
CDSCs	$12	$19,535	$111	$3,926

[1]	For the period August 1, 2012 (inception date) through December 31, 2012.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$485,003,923
Sales	416,913,441

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$47,016,404
Gross unrealized depreciation	(20,343,271)
Net unrealized appreciation	$26,673,133

During the year ended December 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	373,922,200	$3,583,457
Options closed	(91,042,000)	(1,811,736)
Options exercised	(37,441,800)	(223,611)
Options expired	(176,738,400)	(1,175,710)
Written options, outstanding as of December 31, 2012	68,700,000	$372,400

At December 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	JP Morgan Chase	250,000	$121,428	2/15/13	$362
Euro	Citibank N.A.	35,000	46,215	2/15/13	(129)
Euro	UBS AG	3,200,000	4,225,409	2/15/13	122,737
					122,970

Western Asset Global High Yield Bond Fund 2012 Annual Report	55

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
British Pound	BNP Paribas	406,233	$659,824	2/15/13	$(11,095)
British Pound	Citibank N.A.	4,151,252	6,742,676	2/15/13	(124,230)
British Pound	UBS AG	3,746,305	6,084,939	2/15/13	(88,904)
Euro	Citibank N.A.	300,000	396,132	2/15/13	(10,201)
Euro	Citibank N.A.	3,556,770	4,696,503	2/15/13	(162,475)
Euro	Goldman Sachs	6,339,269	8,370,627	2/15/13	(254,524)
Euro	JP Morgan Chase	1,345,000	1,775,992	2/15/13	(46,056)
Euro	UBS AG	330,000	435,745	2/15/13	(15,985)
Euro	UBS AG	400,000	528,176	2/15/13	(1,884)
Euro	UBS AG	20,433,585	26,981,331	2/15/13	(717,023)
					(1,432,377)
Net unrealized loss on open forward foreign currency contracts					$(1,309,407)

At December 31, 2012, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas (Markit CDX.NA.HY.17 Index)	$3,312,000	12/20/16	5.000% quarterly	$(81,326)	$77,951	$(159,277)
BNP Paribas (Markit CDX.NA.HY.17 Index)	2,016,000	12/20/16	5.000% quarterly	(49,503)	49,512	(99,015)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	3,936,000	12/20/16	5.000% quarterly	(96,648)	100,693	(197,341)
BNP Paribas (Markit CDX.NA.HY.18 Index)	4,207,500	6/20/17	5.000% quarterly	(60,831)	170,199	(231,030)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	3,267,000	6/20/17	5.000% quarterly	(47,233)	39,117	(86,350)
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	514,800	6/20/17	5.000% quarterly	(7,443)	2,220	(9,663)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	3,762,000	6/20/17	5.000% quarterly	(54,390)	18,746	(73,136)
Total	$21,015,300			$(397,374)	$458,438	$(855,812)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

56	Western Asset Global High Yield Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2012.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$680,593	$680,593
Forward foreign currency contracts	$123,099	—	123,099
Total	$123,099	$680,593	$803,692

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$549,666	$549,666
Forward foreign currency contracts	$1,432,506	—	1,432,506
Swap contracts[3]	—	397,374	397,374
Total	$1,432,506	$947,040	$2,379,546

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(1,367,978)	$(1,367,978)
Written options	—	1,706,030	1,706,030
Swap contracts	—	(483,559)	(483,559)
Forward foreign currency contracts	$3,689,452	—	3,689,452
Total	$3,689,452	$(145,507)	$3,543,945

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

Western Asset Global High Yield Bond Fund 2012 Annual Report	57

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$222,413	$222,413
Written options	—	(177,266)	(177,266)
Swap contracts	—	(855,812)	(855,812)
Forward foreign currency contracts	$(4,627,552)	—	(4,627,552)
Total	$(4,627,552)	$(810,665)	$(5,438,217)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$561,130
Written options	490,886
Forward foreign currency contracts (to buy)	4,256,377
Forward foreign currency contracts (to sell)	57,228,481

Average Notional Balance
Credit default swap contracts (to buy protection)	$23,192,531
Credit default swap contracts (to sell protection)†	5,787,692

†	At December 31, 2012, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class C1 shares (On August 1, 2012, Class C shares were reclassified as Class C1 shares) calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class C1 shares (On August 1, 2012, Class C shares were reclassified as Class C1 shares) calculated at the annual rate of 0.50%, 0.75% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$852,444	$81,808
Class B	79,345	29,455
Class C1	4,807	72
Class C1♦	696,589	84,669
Class I	—	22,784
Class IS2	—	—
Total	$1,633,185	$218,788

[1]	For the period August 1, 2012 (inception date) through December 31, 2012.

[2]	For the period August 31, 2012 (inception date) to December 31, 2012.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

58	Western Asset Global High Yield Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Investment Income:
Class A	$25,929,228	$31,356,524
Class B	726,146	1,002,768
Class C1	33,297	—
Class C1♦	6,540,436	7,360,839
Class I	7,584,196	7,715,980
Class IS2	2,265,287	—
Total	$43,078,590	$47,436,111

[1]	For the period August 1, 2012 (inception date) through December 31, 2012.

[2]	For the period August 31, 2012 (inception date) to December 31, 2012.

♦	On August 31, 2012, Class C shares were reclassified as Class C1 shares.

7. Shares of beneficial interest

At December 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	21,462,744	$150,176,044	23,337,202	$161,787,226
Shares issued on reinvestment	3,337,140	23,536,723	3,941,140	27,946,190
Shares repurchased	(20,062,513)	(140,434,790)	(65,566,048)	(474,504,564)
Net increase (decrease)	4,737,371	$33,277,977	(38,287,706)	$(284,771,148)

Class B
Shares sold	51,023	$357,093	270,890	$1,971,826
Shares issued on reinvestment	96,487	682,454	131,443	928,701
Shares repurchased	(559,262)	(3,941,223)	(799,973)	(5,718,421)
Net decrease	(411,752)	$(2,901,676)	(397,640)	$(2,817,894)

Class C1
Shares sold	328,178	$2,362,106	—	—
Shares issued on reinvestment	4,323	31,396	—	—
Shares repurchased	(6,669)	(48,205)	—	—
Net increase	325,832	$2,345,297	—	—

Western Asset Global High Yield Bond Fund 2012 Annual Report	59

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount

Class C1♦
Shares sold	909,311	$6,367,462	1,654,888	$11,932,938
Shares issued on reinvestment	812,742	5,787,191	898,556	6,376,508
Shares repurchased	(2,549,055)	(18,197,303)	(3,244,757)	(23,096,546)
Net decrease	(827,002)	$(6,042,650)	(691,313)	$(4,787,100)

Class I
Shares sold	8,469,885	$59,199,647	5,828,838	$40,917,874
Shares issued on reinvestment	938,244	6,554,712	1,058,214	7,403,495
Shares repurchased	(17,466,427)	(123,506,574)	(3,419,274)	(23,809,285)
Net increase (decrease)	(8,058,298)	$(57,752,215)	3,467,778	$24,512,084

Class IS2
Shares sold	12,882,733	$91,284,624	—	—
Shares issued on reinvestment	313,047	2,265,280	—	—
Shares repurchased	(753,645)	(5,410,109)	—	—
Net increase	12,442,135	$88,139,795	—	—

[1]	For the period August 1, 2012 (inception date) through December 31, 2012.

[2]	For the period August 31, 2012 (inception date) to December 31, 2012.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class B	Class C	Class C1	Class I	Class IS
Daily 1/31/2013	$0.044303	$0.040154	$0.039318	$0.041832	$0.046228	$0.046518

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$43,078,590	$47,436,111

60	Western Asset Global High Yield Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,465,899
Capital loss carryforward*	(147,218,589)
Other book/tax temporary differences(a)	740,379
Unrealized appreciation (depreciation)(b)	24,343,731
Total accumulated earnings (losses) — net	$(117,668,580)

*	During the taxable year ended December 31, 2012, the Fund utilized $ 10,467,239 of its capital loss carryforward available from prior years. As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(36,058,352)
12/31/2017	(104,311,063)
12/31/2018	(6,849,174)
$(147,218,589)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees

Western Asset Global High Yield Bond Fund 2012 Annual Report	61

formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

62	Western Asset Global High Yield Bond Fund 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Global High Yield Bond Fund (formerly Legg Mason Western Asset Global High Yield Bond Fund), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Yield Bond Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 21, 2013

Western Asset Global High Yield Bond Fund	63

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2012, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Global High Yield Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the

64	Western Asset Global High Yield Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against

Western Asset Global High Yield Bond Fund	65

its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as high yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 5-year periods ended June 30, 2012 was below the median and that its performance was above the median for the 3- and 10-year periods ended June 30, 2012. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as high yield funds and

66	Western Asset Global High Yield Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board considered that the Fund’s Contractual Management Fee rate was decreased effective August 1, 2012. The Board also considered that the current expense limitation applicable to one of the Fund’s share classes is expected to continue through December 2014.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant during the past year. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund does not currently have breakpoints in place. The Board also noted the reduction in the Fund’s Contractual Management Fee effective August 1, 2012.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Global High Yield Bond Fund	67

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Global High Yield Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

68	Western Asset Global High Yield Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Western Asset Global High Yield Bond Fund	69

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011)

70	Western Asset Global High Yield Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None

Western Asset Global High Yield Bond Fund	71

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

72	Western Asset Global High Yield Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Global High Yield Bond Fund	73

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset

Global High Yield Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Global High Yield Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global High Yield Bond Fund

Legg Mason Funds

620 Eighth Avenue New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global High Yield Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010736 2/13 SR13-1854

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $178,900 in December 31, 2011 and $189,910 in December 31, 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2011 and $32,500 in December 31, 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,050 in December 31, 2011 and $12,450 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011 and $0 in December 31, 2012, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”)

requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	February 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Income Trust

Date:	February 25, 2013